United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

S&T Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer of Incorporation)

800 Philadelphia Street, Indiana, PA		15701
(Address of Principal Executive Offices)		Zip Code

Registrants’ telephone number, including area code (800) 325-2265

Former name or address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders

On April 23, 2012, S&T Bancorp, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 28,824,175 shares of the Company’s common stock were entitled to vote as of March 19, 2012, the record date for the Annual Meeting. There were 23,465,518 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The shareholders elected sixteen directors to serve a one-year term until the next annual meeting of shareholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
John N. Brenzia	19,370,662	774,054	3,320,802
Todd D. Brice	19,339,182	805,534	3,320,802
John J. Delaney	16,115,601	4,029,115	3,320,802
Michael J. Donnelly	15,707,877	4,436,839	3,320,802
William J. Gatti	19,318,209	826,507	3,320,802
Jeffrey D. Grube	19,097,607	1,047,109	3,320,802
Frank W. Jones	19,484,070	660,646	3,320,802
Joseph A. Kirk	19,331,638	813,078	3,320,802
David L. Krieger	18,896,468	1,248,248	3,320,802
James V. Milano	19,397,527	747,189	3,320,802
James C. Miller	19,095,384	1,049,332	3,320,802
Alan Papernick	19,419,004	725,712	3,320,802
Robert Rebich, Jr.	18,906,148	1,238,568	3,320,802
Charles A. Spadafora	15,720,894	4,423,822	3,320,802
Christine J. Toretti	16,162,137	3,982,579	3,320,802
Charles G. Urtin	19,390,926	753,790	3,320,802

Proposal No. 2 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2012

The shareholders voted to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2012. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
23,133,096	252,322	80,100

Proposal No. 3 - Advisory Vote on S&T’s Executive Compensation

The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,933,804	877,951	332,961	3,320,802

Proposal No. 4 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders voted to approve the frequency for future advisory votes on the compensation of the Company’s executive officers. The results of the vote were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
17,159,136	264,035	2,239,490	482,055

On April 23, 2012, following the Company’s annual meeting of shareholders, the Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held annually until the next shareholder vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

April 25, 2012	/s/ Mark Kochvar
Mark Kochvar
Senior Executive Vice President and Chief Financial Officer